NEWS RELEASE Cleveland-Cliffs Proposes to Acquire U.S. Steel Creates the Only American Steel Company Among the Top 10 Steelmakers in the World and One of the World’s Top 4 outside of China Provides Customers and Workers a Stronger and More Innovative American Steel Producer, With Scale to be Internationally Competitive Provides U.S. Steel Shareholders an Immediate and Substantial Premium of 43% and Significant Upside Potential from the Combined Company Combined Company Expected to Generate Synergies of Approximately $500 Million Proposal Provides a Clear Roadmap to Completion, including the Strong Support and Backing of the USW CLEVELAND – August 13, 2023 – Cleveland-Cliffs Inc. (NYSE: CLF) (“Cleveland-Cliffs” or “Cliffs”) is publicly announcing a previously private offer that it had presented to the Board of the United States Steel Corporation (NYSE:X) (“U.S. Steel”) on July 28, 2023. That offer, which was reiterated in writing to the U.S. Steel Board on August 11, 2023, proposed acquiring 100% of the outstanding stock of U.S. Steel for a per share value of $17.50 in cash and 1.023 shares of Cliffs stock. On July 28, 2023, this implied a total consideration value of $35.00 per share of U.S. Steel stock, which represented a 42% premium to U.S. Steel’s share price as of the market close on July 28, 2023. As of the close of market on Friday, August 11, 2023, this offer represents a 43% premium to U.S. Steel’s share price. Notwithstanding the compelling economic terms of Cliffs’ offer, it was rejected as being “unreasonable” by the Board of Directors of U.S. Steel via a letter Cliffs received today, August 13, 2023. As such, Cliffs feels compelled to make its offer publicly known for the direct benefit of all of U.S. Steel’s stockholders and also make it known that Cliffs stands ready to engage on this offer immediately. Under the terms of the United Steelworkers’ (USW) collective bargaining agreement with U.S. Steel, the USW has the right to counter this proposal. On this matter, the USW has affirmed in writing to Cliffs that it endorses the transaction and will not exercise this right. Furthermore, the USW has also stated that it will not endorse anyone other than Cliffs for a transaction. The letter EXHIBIT 99.1 of support from the USW related to the transaction can be found on Cliffs’ website at www.clevelandcliffs.com. To provide context to the above proposal, Lourenco Goncalves, Chairman, President and Chief Executive Officer of Cleveland-Cliffs said, “On July 28th I approached U.S. Steel’s CEO and Board with a written proposal to acquire U.S. Steel for a substantial premium, valuing the company at $35.00 per share with 50% cash and 50% stock. After two weeks without any substantive engagement from U.S. Steel with respect to the economic terms contained in our compelling proposal, U.S. Steel’s board of directors rejected our proposal, calling it ‘unreasonable.’ As such, I believe it necessary to now make our proposal public to help expedite substantive engagement between our two companies. Although we are now public, I do look forward to continuing to engage with U.S. Steel on a potential transaction, as I am convinced that the value potential and competitiveness to come out of a combination of our two iconic American companies is exceptional.” Mr. Goncalves continued, “The numerous benefits we are excited about include the combination of our complementary U.S.-based footprint, our ability to leverage our in-house metallics capabilities, and enhancing our shared focus on emissions reduction. With these benefits, combined with our experience of extracting meaningful synergies from previous acquisitions, we expect to create a lower-cost, more innovative, and stronger domestic supplier for our customers across all segments. Furthermore, the transaction provides immediate multiple expansion to U.S. Steel stockholders, while simultaneously de-risking U.S. Steel’s future capital spend with our substantial expected free cash flow and very healthy balance sheet. We also plan to ramp up capital returns to shareholders and implement a dividend upon completion of the transaction.” Presentation slides that expand on the compelling strategic rationale of Cliffs’ proposal can be found on Cliffs’ website at www.clevelandcliffs.com. Mr. Goncalves concluded, “Most importantly, our proposal has the full support of the United Steelworkers union. This is a testament to our unwavering commitment to our employees -- which would number approximately 40,500 pro forma for the transaction -- as well as to the communities in which we operate. We have proven in our previous M&A transactions our strong track record of significant value creation and our ability to grow the business through the addition of thousands of union jobs. Finally, with this transaction we will create the only American member of the Top 10 steel companies in the World, joining a select group of just three other companies outside of

China -- one European, one Japanese and one Korean. We believe that having Cleveland-Cliffs as a world-class, internationally competitive steel company is critical for our country to retain its economic leadership and to regain its manufacturing independence.” As was noted in the letter that Cliffs sent to U.S. Steel on July 28, 2023, Cliffs remains prepared to engage immediately in substantive discussions with U.S. Steel to work towards a mutually acceptable definitive agreement and is ready to commit all necessary resources to finalize documentation. The proposed transaction has the unanimous approval of Cliffs’ Board of Directors and is not subject to any financing condition. Several tier 1 U.S. and international banks have advised in writing that they are highly confident that they will be able to arrange the necessary debt financing for the proposed transaction. In addition, based on review by outside counsel, Cliffs believes the proposed transaction would receive regulatory approval in a timely manner. Moelis & Company LLC, Wells Fargo, J.P. Morgan and UBS are acting as financial advisors to Cliffs and Davis Polk & Wardwell LLP is serving as legal counsel. About Cleveland-Cliffs Inc. Cleveland-Cliffs is the largest flat-rolled steel producer in North America. Founded in 1847 as a mine operator, Cliffs also is the largest manufacturer of iron ore pellets in North America. The Company is vertically integrated from mined raw materials, direct reduced iron, and ferrous scrap to primary steelmaking and downstream finishing, stamping, tooling, and tubing. Cleveland-Cliffs is the largest supplier of steel to the automotive industry in North America and serves a diverse range of other markets due to its comprehensive offering of flat-rolled steel products. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs approximately 27,000 people across its operations in the United States and Canada. Forward-Looking Statements This release contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. All statements other than historical facts, including, without limitation, statements regarding our current expectations, estimates and projections about our industry, our business or a transaction with United States Steel Corporation (U.S. Steel), are forward-looking statements. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward- looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward- looking statements are the following: the risk that a transaction with U.S. Steel may not be consummated; the risk that a transaction with U.S. Steel may be less accretive than expected, or may be dilutive, to Cliffs’

earnings per share, which may negatively affect the market price of Cliffs common shares; the possibility that Cliffs and U.S. Steel will incur significant transaction and other costs in connection with a potential transaction, which may be in excess of those anticipated by Cliffs; the risk that the financing transactions to be undertaken in connection with a transaction have a negative impact on the combined company’s credit profile or financial condition; the risk that Cliffs may fail to realize the benefits expected from a transaction; the risk that the combined company may be unable to achieve anticipated synergies or that it may take longer than expected to achieve those synergies; the risk that any announcements relating to, or the completion of, a transaction could have adverse effects on the market price of Cliffs common shares; and the risk related to any unforeseen liability and future capital expenditure of Cliffs related to a transaction. For additional factors affecting the business of Cliffs, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022, and other filings with the U.S. Securities and Exchange Commission. Important Information for Investors and Stockholders This communication relates to a proposal which Cliffs has made for an acquisition of U.S. Steel. In furtherance of this proposal and subject to future developments, Cliffs may file one or more registration statements, proxy statements, tender offer statements or other documents with the Securities and Exchange Commission (“SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement or other document Cliffs may file with the SEC in connection with the proposed transaction. Investors and security holders of Cliffs are urged to read the proxy statement(s), registration statement, tender offer statement and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Cliffs, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Cliffs through the website maintained by the SEC at http://www.sec.gov. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filing that may be made with the SEC. Nonetheless, Cliffs and its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Cliffs is set forth in its Annual Report on Form 10- K for the year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on April 4, 2023. Any information concerning U.S. Steel contained in this filing has been taken from, or based upon, publicly available information. Although Cliffs does not have any information that would indicate that any information contained in this filing that has been taken from such documents is inaccurate or incomplete, Cliffs does not take any responsibility for the accuracy or completeness of such information. To date, Cliffs has not had access to the books and records of U.S. Steel.

Source: Cleveland-Cliffs Inc. MEDIA CONTACT: Patricia Persico Senior Director, Corporate Communications (216) 694-5316 INVESTOR CONTACT: James Kerr Manager, Investor Relations (216) 694-7719